Exhibit 10.1

November 7, 2007

United Industrial Corporation

AAI Corporation

124 Industry Lane

Hunt Valley, MD 21030

Attention: James H. Perry

Re:  Waiver Letter

Ladies and Gentlemen:

                                We refer to that certain Amended and Restated Revolving Credit Agreement dated as of May 31, 2007 (“Credit Agreement”), by and among AAI Corporation, a Maryland corporation (“AAI”), United Industrial Corporation, a Delaware corporation (“UIC” and together with AAI, collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), the other financial institutions and SunTrust Bank, in its capacity as administrative agent for the Lenders.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                                The Borrowers have informed us that Textron Inc., a Delaware corporation (collectively, “Textron”), has agreed to acquire all of the outstanding common stock of UIC in a tender offer (“Offer”) and to merge subsequently Marco Acquisition Sub Inc., an indirect wholly owned subsidiary of Textron (“Merger Sub”) with and into UIC (such merger, the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of October 7, 2007, by and among UIC, Textron and Merger Sub (the “Merger Agreement”).  We further understand that Textron (or an affiliate of Textron) may make certain unsecured loans to UIC in connection with the transactions contemplated in and by the Merger Agreement (the transactions together with the loans, collectively, the “Textron Transactions”).  We, together with the Borrowers, desire to effect a smooth transition from the credit facility under this Credit Agreement to a new working capital credit facility under Textron (or an affiliate of Textron).

                                In connection with the Textron Transactions, the undersigned Lenders hereby waive (i) any default or Event of Default (as defined under each of the applicable Loan Documents) under the Loan Documents which may have occurred as a result of UIC entering into the Merger Agreement and (ii) the provisions of the Loan Documents to permit the consummation of the Textron Transactions, including the Offer and the Merger.  In consideration of the foregoing, the Borrowers hereby agree (i) to a reduction of the Aggregate Revolving Commitment Amount to $50 million effective as of the first time Merger Sub purchases shares of UIC common stock validly tendered pursuant to the Offer constituting at least a majority of the shares of UIC common stock then outstanding and (ii) that (A) the Borrowers shall repay all outstanding Loans no later than 14 days from the effective date of the Merger, and (B) the Commitments of the Lenders shall be terminated immediately upon such payment, and the Borrowers shall thereafter no longer be entitled to borrow, and the Lenders shall not be required to make, any Loans.

                                The effectiveness of this waiver letter is subject to the Administrative Agent’s receipt of duly executed counterparts to this letter from each of the Borrowers and the Required Lenders.

                                By executing this letter, Borrowers hereby represent and warrant that after giving effect hereto, no Default or Event of Default has occurred and is continuing and that all of the representations and warranties made by it in the Credit Agreement are true and correct in all material respects.  Nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrowers for waivers or amendments of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any other Loan Document.

                Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of either Borrower that would require the consent of the Administrative Agent or the Lenders.  This waiver letter shall be construed in accordance with and governed by the laws of the State of New York.  This waiver letter constitutes the entire understanding of the parties hereto and supersedes any other prior or contemporaneous negotiations or agreements with respect to the subject matter hereof.  This waiver letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

Very truly yours,

SUNTRUST BANK,
as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By	/s/ Gregory Farno
	Name:	Gregory Farno
	Title:	Senior Vice President

[SIGNATURE PAGE TO EXTENSION LETTER]

CITIBANK, N.A.,
as a Lender

By	/s/ Peggy Sanders
	Name:	Peggy Sanders
	Title:	Vice President

[SIGNATURE PAGE TO EXTENSION LETTER]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By
Name:
Title:

[SIGNATURE PAGE TO EXTENSION LETTER]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Michael J. Elehwany
	Name:	Michael J. Elehwany
	Title:	Vice President

[SIGNATURE PAGE TO EXTENSION LETTER]

M&T BANK,
as a Lender

By
Name:
Title:

[SIGNATURE PAGE TO EXTENSION LETTER]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By	/s/ James E. Davis
	Name:	James E. Davis
	Title:	Senior Vice President

[SIGNATURE PAGE TO EXTENSION LETTER]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By	/s/ Jules Panno
	Name:	Jules Panno
	Title:	Vice President

[SIGNATURE PAGE TO EXTENSION LETTER]

WACHOVIA BANK, N.A.,
as a Lender

By
Name:
Title:

[SIGNATURE PAGE TO EXTENSION LETTER]

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By	/s/ Rebecca A. Ford
	Name:	Rebecca A. Ford
	Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO EXTENSION LETTER]

Acknowledged and agreed to as of

the date herein above written.

BORROWERS:

AAI CORPORATION

By	/s/ James H. Perry
	Name:	James H. Perry
	Title:	Vice President and CFO

UNITED INDUSTRIAL CORPORATION

By	/s/ James H. Perry
	Name:	James H. Perry
	Title:	Vice President, CFO & Controller

[SIGNATURE PAGE TO EXTENSION LETTER]